UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2017

The Finish Line, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road

Indianapolis, Indiana 46235

(Address of principal executive offices)

(317) 899-1022

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 13, 2017, The Finish Line, Inc. (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”). Only holders of the Company’s common stock at the close of business on May 12, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 41,284,904 shares of common stock entitled to vote. A total of 38,295,265 shares of common stock (92.75%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The shareholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 2, 2017, as supplemented on June 29, 2017. The final results of the votes regarding each proposal are set forth below.

Proposal 1: The Company’s shareholders elected three Class I directors to serve on the Company’s Board of Directors for a three year term until the 2020 annual meeting of shareholders. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Glenn S. Lyon	30,609,923	1,806,700	5,878,642
Torrence Boone	22,210,458	10,206,165	5,878,642
William P. Carmichael	31,626,124	790,499	5,878,642

Proposal 2: The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 3, 2018. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
37,783,512	489,746	22,007	–

Proposal 3: The Company’s shareholders approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
30,799,884	1,478,140	138,599	5,878,642

Proposal 4: The Company’s shareholders indicated their preference, on a non-binding advisory basis, that the advisory vote on executive compensation be held every “one year.” The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,113,178	40,662	6,121,128	141,655	–

Based on the voting results of the Annual Meeting, and the Board of Directors’ consideration of the appropriate voting frequency for the Company, the Board of Directors of the Company has decided that it will include an advisory shareholder vote on executive compensation in the Company’s proxy materials each year until the next advisory vote on the frequency of shareholder votes on executive compensation.

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.
Date: July 17, 2017

	By:	/s/ Edward W. Wilhelm
Printed Name: Edward W. Wilhelm
Title: Executive Vice President, Chief Financial Officer